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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): AUGUST 27, 2001


                      United Pan-Europe Communications N.V.
             (Exact Name of Registrant as Specified in its Charter)


      THE NETHERLANDS                    0-25365                         98-0191997
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer Identification No.)
     of Incorporation)


  Boeing Avenue 53, 1119 PE Schiphol Rijk, 1070 BT Amsterdam, The Netherlands
              (Address of Principal Executive Offices) (Zip Code)


    Registrant's telephone number, including area code: 011-31-20-778-9840



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ITEM 5. OTHER EVENTS

         On August 10, 2001, United Pan-Europe Communications N.V., together with Canal+ Group, issued a joint press release, announcing the companies' execution of definitive agreements to merge their respective Polish satellite television platforms to form a combined Polish digital television platform.
The press release is filed as Exhibit 99 hereto and is included herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits

                  The exhibit listed on the Exhibit Index on page 4 is filed as part of this Report.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       United Pan-Europe Communications N.V.

Date: August 27, 2001

                                       By: /s/ Anton A.M. Tuijten
                                           -------------------------------------
                                           Anton A.M. Tuijten
                                           General Counsel




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                                  EXHIBIT INDEX

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
 EXHIBIT                                                                                .
 NUMBER
 --------
    99            Press Release




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